The Royce Fund

Supplement to the Consultant, R, and K Class Shares Prospectus Dated May 1, 2016

Effective as of the date hereof, the last paragraph under the heading “General Shareholder Information − Contingent Deferred Sales Charge for Consultant Class Shares” is deleted in its entirety and replaced with the following:

Please note that these exemptions may not be available to investors who hold Consultant Class shares through certain broker-dealers and other financial intermediaries. In addition, shareholders purchasing Consultant Class shares through a Merrill Lynch platform or account will be eligible only for the CDSC waivers, which may differ from those disclosed elsewhere in this Prospectus or SAI, described in Appendix A to this Prospectus. If you want to learn more about CDSC waivers, contact your Financial Advisor or consult the SAI.

Effective as of the date hereof, Appendix A is hereby added to the Prospectus in the form set forth below:

Shareholders purchasing Consultant Class shares through a Merrill Lynch platform or account will be eligible only for the CDSC waivers described below.

Appendix A CDSC Waivers on Consultant Shares Available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

April 10, 2017

FI App 0417